UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 13, 2007

FTS GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24829	84-1416864
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

300 State Street East, Suite 226, Oldsmar, Florida		34677
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code        (813) 749-8805

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On December 29, 2005, we entered into a transaction with certain investors in which we agreed to issue up to $1,896,551 of secured, convertible promissory notes with an original discount of 21%, common stock and warrants to purchase shares of our common stock.  On December 13, 2007, we agreed to amend the terms of the secured convertible promissory notes as well as certain transaction documents to be consistent with the terms of the amended Notes. Pursuant to the terms of the amended Notes, such amended Notes are convertible by the holder, at any time, into shares of our common stock, subject to certain conditions, at a fixed per share conversion price equal to the lesser of (A) $0.04 or (B) 70% of the average of closing bid price for the five trading days prior to the conversion date. Under the original terms, the Notes were convertible at a fixed per share conversion price equal to the lesser of (A) $0.04 or (B) 85% of the average closing bid price for the five trading days prior to the conversion date.

In addition, the holders agreed to waive any and all past defaults and liquidated damages in any of the documents related to the original transaction through December 13, 2007.   We also agreed to increase the aggregate principal amount of the notes from $1,896,551 to $1,991,379.

The description of the transaction contained herein is qualified in its entirety by reference to the Form of Class A Common Stock Purchase Warrant, Form of Class B Common Stock Purchase Warrant, Form of Secured Convertible Promissory Note,  Subscription  Agreement between the Company and the Subscribers, dated December 29, 2005,  Guaranty Agreement between the Company and Barbara Mittman, dated December 29, 2005, Security Agreement between the Company and Barbara Mittman, dated December 29, 2005, Security and Pledge Agreement between  the Company and Barbara Mittman, dated December 29, 2005 and Collateral Agent Agreement among Barbara R. Mittman and the parties identified on Schedule A of the Collateral Agent Agreement, dated December 29, 2005, included as Exhibits to the report on Form 8-K, filed January 5, 2006 and incorporated herein by reference and Amendment No. 1 to Transaction Documents, dated December 13, 2007, filed as Exhibit 10.1, to this report.

This report contains forward-looking statements that involve risks and uncertainties.  We  generally  uses  words  such  as  “believe,”  “may,” “could,” “will,”  “intend,”  “expect,”  “anticipate,”  “plan,” and similar expressions to identify  forward-looking  statements.  You should not place undue reliance on these forward-looking statements.  Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described in our Form 10-KSB and other reports filed with the Securities and Exchange Commission.  Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations.  We do not intend to update any of the forward-looking statements after the date of this report to conform these statements to actual results or to changes in our expectations, except as required by law.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

10.1	Amendment No. 1 to Transaction Documents, between the Company and Signatories thereto, dated December 13, 2007 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTS Group, Inc.
(Registrant)

Date	December 19, 2007

/s/ Scott Gallagher
(Signature)

Name: Scott Gallagher
Title: Chief Executive Officer